QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 32.1

Certification of CEO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Sealed Air Corporation (the "Company") for the quarterly period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William V. Hickey, as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William V. Hickey Name: William V. Hickey Title: Chief Executive Officer Date: May 4, 2005

QuickLinks

  EXHIBIT 32.1